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                                                                    Exhibit 23.1


                    CONSENT TO INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB/A, into the COmpany's previously filed Registration Statements, File No. 333-90639, 333-32742 and 333-34306.


                                        /s/ Williams and Webster, P.S.












Spokane, Washington
April 22, 2002